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Exhibit 10.36

                          AMENDMENT TO CREDIT AGREEMENT

         THIS Amendment to Credit Agreement (this "AMENDMENT") dated October 1, 2003, is between ALLIS CHALMERS CORPORATION, a Delaware corporation (hereinafter referred to as "BORROWER") and WELLS FARGO ENERGY CAPITAL, INC. ("LENDER").

                                    RECITALS:

         A. Lender and Borrower entered into that certain Credit Agreement dated as of July 31, 2002 (as amended, the "AGREEMENT), in conjunction with that certain senior secured credit facility from Wells Fargo Credit Inc. ("SENIOR LENDER") to STRATA Directional Technology, Inc. ("STRATA") and certain senior secured credit facility from Senior Lender to Jens' Oil Field Service, Inc. ("JENS", Jens and Strata are herein sometimes collectively "GUARANTORS") each dated February 1, 2002, as same has been amended from time to time (collectively the "SENIOR CREDIT FACILITY").

         B. Senior Lender has agreed to enter into amendments under the Senior Credit Facility with each of Jens and Strata dated as of the same effective date of this Amendment (collectively, the "SENIOR LOAN Amendments").

         C. Certain Events of Default under the Agreement have occurred including: (i) Borrower's failure to comply with the financial covenants set forth under Section 4.09 of the Agreement, (ii) Borrower's failure to pay accrued interest and (iii) Borrower's defaults under the Senior Credit Facility as more particularly described under the Third Amendment to Senior Loan Amendments (the "DESIGNATED DEFAULTS").

         D. Borrower has requested that Lender, among other things, waive the Designated Defaults, agree to amend certain financial covenants under the Agreement and consent to the amendments to the Senior Credit Facility as set forth in the Senior Loan Amendments, including a $2,200,000 increase in Senior Lender's term debt to Jens for purchase of additional equipment to be used in connection with Jens' operations in Mexico. Lender has agreed to do so, subject to the terms and conditions contained herein.

         E. Borrower and Lender now desire to enter into this Amendment on the terms set forth herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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                                   ARTICLE 1

                                  GENERAL TERMS

         Section 1.1 TERMS DEFINED IN AGREEMENT. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Agreement, as amended, have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

         Section 1.2 CONFIRMATION AND EXTENT OF CHANGES. All terms which are defined or referred to in the Agreement shall remain unchanged except as otherwise specifically provided in this Amendment. It is hereby confirmed that the term "AGREEMENT" includes the Agreement as amended by this Amendment.

                                   ARTICLE 2

                              AMENDMENTS AND WAIVER

         Section 2.1 AMENDMENT TO SECTION 1.01. Effective as of the date hereof,
Section 1.01 of the Agreement is hereby amended to add a new subsection (c) immediately following existing subsection (b) as follows:

                  "(c) VOLUNTARY PREPAYMENT. In the event Borrower desires to prepay all, or a portion of the Term Note, it shall notify Lender in writing of such desire and request that Lender submit to Borrower such amount or amounts as Lender determines are necessary to compensate it for any cost or expense incurred by Lender as a result of any prepayment, said cost or expense to be the actual cost or expense charged to Lender using its customary breakage fee calculation (hereinafter referred to as "BREAKAGE FEE"). Upon receipt of such written notice from Borrower of its desire to make such a prepayment, Lender shall obtain and furnish to Borrower, within five (5) business days, in writing, the amount of the Breakage Fee. Upon receipt of Lender's notice, Borrower shall make its proposed prepayment, including therewith the Breakage Fee, within five (5) business days of receipt of the written Breakage Fee amount from Lender. There shall be no other premium or penalty for any prepayment."

         Section 2.2 AMENDMENT TO SECTION 4.09. Effective as of the date hereof,
Section 4.09 of the Agreement is hereby amended to read in its entirety as follows:

                  "SECTION 4.09 FINANCIAL CONDITION. Maintain Borrower's financial condition as follows using generally accepted accounting principles consistently applied and used consistently with prior practices (except to the extent modified by the definitions herein):

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                  (a) FIXED CHARGE COVERAGE RATIO Borrower shall maintain a
                  Fixed Charge Coverage Ratio of not less than 1.1 to 1.0 for the twelve (12) month period ending on the last day of each fiscal quarter, beginning with the fiscal quarter ending December 31, 2003. "FIXED CHARGE COVERAGE RATIO" is defined herein as (i) EBITDA less unfinanced capital expenditures divided by (ii) the aggregate of total interest charges (excluding any applicable paid-in-kind ("PIK") charges), scheduled principal payments, non-compete payments, cash dividends paid and paid taxes for the same period. "EBITDA" is defined herein as net income plus cash interest charges, plus cash taxes, plus depreciation, amortization and non-cash charges on a trailing twelve (12) month basis.

                  (b) TOTAL FUNDED DEBT TO EBITDA RATIO Borrower must maintain for the 12-month period ending on the last day of each quarter, beginning with the quarter ending December 31, 2003, a Total funded Debt to EBITDA Ratio of not more than 3.5 to
                  1.0 for the quarters ending March 31, 2004, and of no more than 3.0 to 1.0 for the quarters ending June 30, 2004, and for quarters ending thereafter no more than 2.5 to 1.0. As used herein, "TOTAL FUNDED DEBT" is defined herein as all interest-bearing obligations of Borrower, whether secured or unsecured, senior or subordinated, excluding the Seller Note."

         Section 2.3 WAIVER OF DEFAULTS. Borrower is in default of the following provisions of the Credit Agreement (collective, the "DESIGNATED DEFAULTS"):
Subsection 4.01 with respect to interest payment defaults; Section 4.09 with respect to the various financial covenants therein through the effective date of this Amendment; and Subsection 6.01(i) with respect to cross-default to the Senior Credit Facility. Upon the terms and subject to the conditions set forth in this Amendment, Lender hereby waives the Designated Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle Borrower to any other or further waiver in any similar or other circumstances.

         Section 2.4 NO WAIVER OF RIGHTS. Acceptance by Lender of any payments or property hereunder or waiver by Lender of the Designated Defaults pursuant to the terms of this Amendment shall not be construed to be a waiver of any other default or a waiver of any rights of Lender against Borrower in accordance with the Agreement, or any other Loan Documents. Borrower acknowledges and agrees that Lender shall retain all remedies and rights of default and shall be permitted to exercise and enforce such rights and remedies as provided in the Agreement.

         Section 2.5 LIMITED SCOPE OF AGREEMENT. Except as otherwise expressly set forth herein, all obligations of Borrower under the Agreement shall remain in full force and effect as written and shall be enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally. Borrower acknowledges and agrees that, except as specifically set forth in SECTION 2.2, Lender has not waived any defaults or agreed to forbear from exercising or enforcing any rights or remedies it may have as a result of any other failure by Borrower to comply fully with the Agreement or the terms of this Amendment.

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         Section 2.6 COMPLIANCE WITH EXISTING LOAN DOCUMENTS; ADDITIONAL
COVENANTS. Unless expressly modified or amended herein, Borrower shall comply with, and shall continue to be bound by, each of the terms and provisions contained in the Agreement. In addition, Borrower shall comply with, and shall be bound by, each of the terms and provisions contained herein.

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         In order to induce Lender to enter into this Amendment Borrower represents and warrants (which representations and warranties will survive the execution and delivery hereof and will be deemed for all purposes to be additional representations and warranties of the Agreement) that:

         Section 3.1 REPRESENTATIONS AND WARRANTIES OF THE AGREEMENT AND THE LOAN DOCUMENTS. The representations and warranties of Borrower contained in the Agreement and the Loan Documents and otherwise made in writing by or on behalf of Borrower pursuant to the Agreement and the Loan Documents were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Amendment, except for such changes in the facts represented and warranted, waived or amended by this Amendment.

         Section 3.2 ACKNOWLEDGMENT OF INDEBTEDNESS. Borrower acknowledges that it is indebted to Lender under the Term Note, that the amount of unpaid interest under the Term Note through October 1, 2003, is $143,000 which unpaid interest shall be paid in full and brought current on or before October 1, 2003. The Indebtedness is due and owing by Borrower pursuant to the terms of the Agreement as amended by this Amendment without offset, defense or counterclaim.

         Section 3.3 COMPLIANCE WITH OBLIGATIONS. Except for the Designated Defaults, Borrower has performed and complied with all agreements and conditions contained in the Agreement and the Loan Documents required to be performed or complied with by Borrower prior to or at the time of delivery of this Amendment.

         Section 3.4 DEFAULTS. Except for the Designated Defaults, there exists, and after giving effect to this Amendment, will exist, no default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an event of default under the Senior Credit Facility. Seller's Note, or any loan agreement, note agreement, or trust indenture to which Borrower is a party.

                                   ARTICLE 4

                                   CONDITIONS

         Lender has relied upon the representations and warranties contained in this Amendment in agreeing to the amendments to the Agreement set forth herein and the amendments to the Agreement set forth herein are conditioned upon and subject to the accuracy of each and every representation and warranty of Borrower made or referred to herein, to the performance by Borrower of its obligations to be performed under the Agreement and the Loan Documents on or before the date of this Amendment, except to the extent waived herein, and to the following further conditions:

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         Section 4.1 AMENDMENT DOCUMENTS. This Amendment shall be fully executed. Lender, Senior Lender shall have entered into a consent to this Amendment consenting to the terms as provided under this Amendment. Guarantors shall have executed the Acknowledgement and Agreement of Guarantors set forth at the end of this Amendment.

         Section 4.2 PAYMENT OF OUTSTANDING INTEREST. Borrower shall pay contemporaneously herewith all outstanding interest due and payable in the amount of $143, 000 and shall pay all Lenders reasonable legal fees associated with the preparation of this Amendment.

         Section 4.3 OFFICER'S CERTIFICATE. Lender shall have received a certificate of the officers of Borrower setting forth (i) resolutions of its board of directors in form and substance satisfactory Lender authorizing Borrower to execute this Amendment and such other documents to which it is a party, and (ii) specimen signatures of the officers so authorized.

         Section 4.4 AMENDED SECURITY DOCUMENTS. On or before October 31, 2003, Jens shall enter into an amendment to the Pledge of Machinery and Equipment with Lender and Senior Lender supplementing the machinery and equipment collateral located or to be located in Mexico and shall execute such other documents necessary to file and perfect such supplemental amendment.

         Section 4.5 SENIOR LOAN AMENDMENTS. Senior Lender, Jens and Strata shall have entered into the Senior Loan Amendments and all conditions precedent to effectiveness thereunder shall be completed.

         Section 4.6 ADDITIONAL DOCUMENTATION. Borrower shall deliver to Lender such additional approvals, opinions or documents as Lender may reasonably require.

                                   ARTICLE 5

                                  MISCELLANEOUS

         Section 5.1 LOAN DOCUMENTS. All Loan Documents shall secure the indebtedness and obligations previously secured by such Loan Documents, as such indebtedness and obligations are affected by this Amendment (including, without limitation, the Term Note), whether or not such Loan Documents shall be expressly amended or supplemented in connection with this Amendment.

         Section 5.2 EXTENT OF AMENDMENTS. Except as otherwise expressly provided herein, the Agreement, the Loan Documents and the other instruments and agreements referred to therein are not amended, modified or affected by this Amendment.

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         Section 5.3 RELEASE. Borrower and each Guarantor, by signing the
Acknowledgment and Agreement of Guarantors set forth below, each hereby absolutely and unconditionally releases and forever discharges Lender, and any and all participants, parent corporation, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all present and former directors, officers agents and employees of any of the foregoing, from any and all claims, demands or causes of actions of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter or cause whatsoever arising prior to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured, or known or unknown.

         Section 5.4 EFFECTIVE DATE. Except as otherwise expressly provided herein, the effective date of all provisions of this Amendment shall be October 1, 2003.

         Section 5.5 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to articles, sections, subsections or other divisions of this Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections, or other divisions, such other content being controlling as to the Agreement among the parties hereto.

         Section 5.6 COUNTERPARTS. This Amendment may be executed in two or more counterparts. It will not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 5.7 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.
                          SIGNATURE PAGES TO FOLLOW.]

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         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the 1st day of October, 2003.

                                             LENDER:

                                             WELLS FARGO ENERGY CAPITAL, INC.,

                                             By: /s/ Clayton R. Taylor
                                                 -------------------------------
                                                 Clayton R. Taylor
                                                 Vice President

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                                             BORROWER:

                                             ALLIS-CHALMERS CORPORATION

                                             By: /s/ Munawar H. Hidayatallah
                                                 -------------------------------
                                                 Munawar H. Hidayatallah
                                                 Chairman and Chief Executive
                                                   Officer

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                   ACKNOWLEDGEMENT AND AGREEMENT OF GUARANTORS

         The undersigned, each a guarantor of the indebtedness of Allis Chalmers, Inc. ("Borrower") to Wells Fargo Energy Capital, Inc. ("Lender") pursuant to separate Guaranties each dated as of February 1, 2002 (each a "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment, (ii) consents to the terms (including without limitation the release set forth in paragraph 5.3 of the Amendment) and execution thereof; (iii) reaffirms its obligations to Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that Lender may amend, restate, extend renew or otherwise modify the Agreement and any indebtedness or agreement of Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of Borrower's present and future indebtedness to the Lender.

                                           STRATA Directional Technology, Inc.,
                                           a Texas corporation

                                           By: /s/ Munawary H. Hidayatallah
                                               ---------------------------------
                                               Munawar H. Hidayatallah
                                               Chairman and Chief Executive
                                                  Officer

                                           GUARANTOR:
                                           Jens' Oil Field Service, Inc.,
                                           a Texas corporation

                                           By: /s/ Munawary H. Hidayatallah
                                               ---------------------------------
                                               Munawary H. Hidayatallah
                                               Chairman and Chief Executive
                                                  Officer

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